SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) December 12, 2000




                           CPI CORP.
________________________________________________________________
  (exact name of registrant as specified in its charter)




    Delaware                  0-11227              43-1256674
________________________________________________________________
(State or other jurisdiction (Commission file   (IRS Employer
 of incorporation)             Number)       Identification No.)




1706 Washington Avenue, St. Louis, Missouri        63103-1790
_________________________________________________________________
(Address of principal executive offices)            (Zip code)



Registrants' telephone number, including area code (314) 231-1575
_________________________________________________________________



_________________________________________________________________
(Former name or former address, if changes since last report.)

ITEM 5.  OTHER EVENTS

A. On December 12, 2000 CPI Corp. issued the following press release:

    CPI CORP. ANNOUNCES THIRD QUARTER RESULTS

    - EPS from continuing operations 37 cents share vs. loss of 27 cents last year
    - Sales slightly behind last year

ST. LOUIS, MO., DECEMBER 12, 2000 - CPI CORP. (NYSE - CPY) today reported net earnings from continuing operations for the 16-week third quarter ended November 11, 2000 were $3.0 million, up from the net loss of $2.7 million from continuing operations reported in the comparable 1999 period. The 1999 16-week period includes a pre-tax $3.0 million failed merger transaction write-off last year. Portrait Studio sales were $96.5 million, down slightly from $97.6 million recorded for 1999, while operating earnings increased to $10.3 million in 2000 from $3.0 million in 1999. Diluted earnings per share ("EPS") from continuing operations for the 16-weeks of 2000 were 37 cents, an increase from the 1999 diluted loss per share of 27 cents.

For the 40-weeks ended November 11, 2000, net earnings from continuing operations were $7.1 million, up from the $2.3 million net loss from continuing operations recorded for the same time period in 1999. Portrait Studio sales were $224.2 million and $221.2 million for the 40-weeks of 2000 and 1999, respectively, and operating earnings were $24.8 million and $7.7 million, respectively. Diluted EPS from continuing operations for the 40-weeks ended November 11, 2000 were 88 cents, an increase from 1999 diluted loss per share of 23 cents.

For the 52-weeks ended November 11, 2000 and November 13, 1999, net earnings from continuing operations were $12.6 million and $10.4 million, respectively, Portrait Studio sales were $322.2 million and $322.1 million respectively, and operating earnings were $38.4 million and $31.9 million, respectively. Diluted EPS from continuing operations for the 52-weeks ended November 11, 2000 were $1.50, an increase from 1999 EPS of $1.01.

Due to the repurchase of 156,505, 1,186,205, and 1,699,555 shares of common stock under various repurchase programs since last year in the 16-week, 40-week and 52-week timeframes, the weighted average number of common and equivalent shares outstanding used to determine EPS at the end of the third quarter declined 19.5%, 17.4% and 17.8%, respectively.

Commenting, Alyn V. Essman, Chairman and Chief Executive Officer, said, "The third quarter continued to show positive earnings contributions from the operating controls and the elimination of the unusual expenses that affected the comparable 1999 quarter. Sales continue to be soft as they have been all year, decreasing 5.4% from last year before being offset by the favorable impact of
deferred revenues from the Smile Savers program.   However,
Portrait Studio operating earnings are close to our expectations. At this point, the softness in sales has continued into the 4th quarter, leading us to expect sales from continuing operations at levels 3% to 4% less than last year for the quarter after the favorable impact of Smile Savers. Consequently, although Portrait Studio operating earnings for the quarter and full year should be dramatically more than last year, they will probably not reach the level reported for 1998 as we previously expected."

Further, Essman said, "While continuing our efforts to seek a buyer for the Wall Decor business, third quarter net earnings have been adjusted to include a $2.8 million after tax loss to adjust the valuation of the segment to its current estimated fair value."

In closing, Essman remarked, "As always, the 4th quarter operations are critical to the company's performance. Costs are well in control and all possible efforts have been extended to serve as many customers as possible."

The statements contained in this release that are not historical facts are forward-looking statements that involve risks and uncertainties. Management wishes to caution the reader that these forward-looking statements, such as the Company's outlook for Sears Portrait Studios, future cash requirements and capital expenditures, are only predictions or expectations; actual events or results may differ materially as a result of risks facing the Company. Such risks include, but are not limited to: customer demand for the Company's products and services, the overall level of economic activity in the Company's major markets, competitors' actions, manufacturing interruptions, dependence on certain suppliers, changes in the Company's relationship with Sears, Roebuck and Company ("Sears") and the condition and strategic planning of Sears, fluctuations in operating results, the attraction and retention of qualified personnel and other risks as may be described in the Company's filings with the Securities and Exchange Commission, including its form 10-K for the year ended February 5, 2000.

CPI Corp. is a consumer services company with $319.1 million in fiscal 1999 sales from continuing operations, operating 1,030 Sears Portraits Studios in the United States, Puerto Rico and Canada.

CPI CORP. CONDENSED STATEMENTS OF EARNINGS - FOR THE SIXTEEN WEEKS
ENDED NOVEMBER 11, 2000 AND NOVEMBER 13, 1999 (in thousands of dollars except per share amounts) (Unaudited)
                                              16 Weeks Ended
                                          ----------------------
                                           11/11/00    11/13/99
                                          ----------  ----------
Net Sales: Portrait studios               $  96,453   $  97,596
                                          ==========  ==========
Operating earnings: Portrait studios      $  10,296   $   3,038
General corporate expense                     4,566       4,583
                                          ----------  ----------
Income (loss) from operations                 5,730      (1,545)
Net interest expense                            939         572
Other expense                                   260       3,000
Other income                                     15       1,019
                                          ----------  ----------
Earnings (loss) from continuing operations
  before income taxes                         4,546      (4,098)
Income tax expense (benefit)                  1,591      (1,435)
                                          ----------  ----------
Net earnings (loss) from continuing
  operations                                  2,955      (2,663)
Earnings (loss) from discontinued
  operations net of income tax benefits        (544)       (680)
Loss on disposal net of income tax
  benefits                                   (2,753)          -
                                          ----------  ----------
Net earnings (loss) from discontinued
  operations                                 (3,297)       (680)
                                          ----------  ----------
Net earnings (loss)                       $    (342)  $  (3,343)
                                          ==========  ==========
Earnings (loss) per common share-diluted:
    From continuing operations            $    0.37   $   (0.27)
    From discontinued operations              (0.41)      (0.07)
                                          ----------  ----------
     Net earnings (loss)-diluted          $   (0.04)  $   (0.34)
                                          ==========  ==========
Earnings (loss) per common share-basic:
    From continuing operations            $    0.38   $   (0.27)
    From discontinued operations              (0.42)      (0.07)
                                          ----------  ----------
     Net earnings (loss)-basic            $   (0.04)  $   (0.34)
                                          ==========  ==========
Weighted average number of common and
  common equivalent shares outstanding:
    Diluted                                   7,923       9,838
    Basic                                     7,702       9,838

CPI CORP. CONDENSED STATEMENTS OF EARNINGS - FOR THE FORTY WEEKS
ENDED NOVEMBER 11, 2000 AND NOVEMBER 13, 1999 (in thousands of dollars except per share amounts) (Unaudited)
                                              40 Weeks Ended
                                          ----------------------
                                           11/11/00    11/13/99
                                          ----------  ----------
Net Sales: Portrait studios               $ 224,199   $ 221,152
                                          ==========  ==========
Operating earnings: Portrait studios      $  24,824   $   7,715
General corporate expense                    11,374      10,297
                                          ----------  ----------
Income (loss) from operations                13,450      (2,582)
Net interest expense                          2,252       1,285
Other expense                                   411       3,000
Other income                                    207       3,361
                                          ----------  ----------
Earnings (loss) from continuing operations
  before income taxes                        10,994      (3,506)
Income tax expense (benefit)                  3,848      (1,227)
                                          ----------  ----------
Net earnings (loss) from continuing
  operations                                  7,146      (2,279)
Earnings (loss) from discontinued
  operations net of income tax benefits      (1,127)     (1,950)
Loss on disposal net of income tax
  benefits                                   (2,753)          -
                                          ----------  ----------
Net earnings (loss) from discontinued
  operations                                 (3,880)     (1,950)
                                          ----------  ----------
Net earnings (loss)                       $   3,266   $  (4,229)
                                          ==========  ==========
Earnings (loss) per common share-diluted:
    From continuing operations            $    0.88   $   (0.23)
    From discontinued operations              (0.48)      (0.20)
                                          ----------  ----------
     Net earnings (loss)-diluted          $    0.40   $   (0.43)
                                          ==========  ==========
Earnings (loss) per common share-basic:
    From continuing operations            $    0.90   $   (0.23)
    From discontinued operations              (0.49)      (0.20)
                                          ----------  ----------
     Net earnings (loss)-basic            $    0.41   $   (0.43)
                                          ==========  ==========
Weighted average number of common and
  common equivalent shares outstanding:
    Diluted                                   8,163       9,880
    Basic                                     7,939       9,880

CPI CORP. CONDENSED STATEMENTS OF EARNINGS - FOR THE FIFTY-TWO
WEEKS ENDED NOVEMBER 11, 2000 AND NOVEMBER 13, 1999 (in thousands of dollars except per share amounts) (Unaudited)
                                              52 Weeks Ended
                                          ----------------------
                                           11/11/00    11/13/99
                                          ----------  ----------
Net Sales: Portrait studios               $ 322,181   $ 322,053
                                          ==========  ==========
Operating earnings: Portrait studios      $  38,353   $  31,892
General corporate expense                    15,586      16,159
                                          ----------  ----------
Income (loss) from operations                22,767      15,733
Net interest expense                          2,659       1,385
Other expense                                   911       3,000
Other income                                    221       4,612
                                          ----------  ----------
Earnings (loss) from continuing operations
  before income taxes                        19,418      15,960
Income tax expense (benefit)                  6,796       5,586
                                          ----------  ----------
Net earnings (loss) from continuing
  operations                                 12,622      10,374
Earnings (loss) from discontinued
  operations net of income tax benefits         983         409
Loss on disposal net of income tax
  benefits                                   (9,342)          -
                                          ----------  ----------
Net earnings (loss) from discontinued
  operations                                 (8,359)        409
                                          ----------  ----------
Net earnings (loss)                       $   4,263   $  10,783
                                          ==========  ==========
Earnings (loss) per common share-diluted:
    From continuing operations            $    1.50   $    1.01
    From discontinued operations              (1.00)       0.04
                                          ----------  ----------
     Net earnings (loss)-diluted          $    0.50   $    1.05
                                          ==========  ==========
Earnings (loss) per common share-basic:
    From continuing operations            $    1.54   $    1.05
    From discontinued operations              (1.02)       0.04
                                          ----------  ----------
     Net earnings (loss)-basic            $    0.52   $    1.09
                                          ==========  ==========
Weighted average number of common and
  common equivalent shares outstanding:
    Diluted                                   8,401      10,223
    Basic                                     8,176       9,871

CPI CORP.
CONDENSED BALANCE SHEETS - FOR NOVEMBER 11, 2000 AND
NOVEMBER 13, 1999 (in thousands - unaudited)


                                       11/11/00     11/13/99
                                      ---------    ---------
Assets

  Current assets:
   Cash and cash equivalents          $  18,862    $  48,333
   Other current assets                  46,889       61,624
  Net property and equipment             76,860      112,397
  Net assets of discontinued
   operations                            19,094            -
  Other assets                           14,661        7,659
                                      ---------    ---------
    Total assets                      $ 176,366    $ 230,013
                                      =========    =========


Liabilities and stockholders' equity

  Current liabilities                 $  58,173    $  55,894
  Long-term obligations                  51,122       59,624
  Other liabilities                      13,789       21,165
  Stockholders' equity                   53,282       93,330
                                      ---------    ---------
    Total liabilities and
      stockholders' equity            $ 176,366    $ 230,013
                                      =========    =========


                           SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                          CPI CORP.
                                        (Registrant)





                             /s/  Barry Arthur
                                 -----------------------------
                                  Barry Arthur
                                  Authorized Officer and
                                  Principal Financial Officer


Dated:  December 13, 2000

























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